UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 25, 2013

MUTUALFIRST FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-27905	35-2085640
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 E. Charles Street, Muncie, Indiana	47305-2419
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 747-2800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Last year, the Registrant’s Board of Directors recommended that stockholders approve an advisory (nonbinding) resolution providing that the stockholders of the Registrant be given an opportunity to vote on an advisory resolution respecting executive compensation every year. The stockholders approved that resolution by a significant amount. Accordingly, the Registrant’s Board of Directors has determined, in light of the results of the vote on this item, that the Registrant will hold an advisory vote on executive compensation every year until the next required vote on the frequency of advisory votes on executive compensation.

Item 8.01.  Other Events

On January 25, 2013, the Registrant issued a press release announcing the date for the 2013 Annual Meeting of Stockholders. A copy of that press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

	99.1	Annual Meeting Date Press Release dated January 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date:	January 25, 2013	By:	/s/ David W. Heeter
David W. Heeter

EXHIBIT INDEX

Exhibit No.	Description

99.1	Annual Meeting Date Press Release dated January 25, 2013